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                                                                      EXHIBIT 11


                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectuses and the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 36 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated May 22, 1997 for the Total Return Fund, Total Return Fund II, Total Return Fund III, Moderate Duration Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Short-Term Fund, Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund, High Yield Fund, Money Market Fund, StocksPLUS Fund, Strategic Balanced Fund and Global Bond Fund II, relating to the financial statements and financial highlights appearing in the March 31, 1997 Annual Report to Shareholders of the PIMCO Funds: Pacific Investment Management Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in each Prospectus and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.




Price Waterhouse LLP

Kansas City, Missouri
July 11, 1997
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                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus and the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 36 to the registration statement on Form N-1A (the "Registration Statement") of our report dated May 27, 1997 for the International Bond Fund, relating to the financial statements and financial highlights appearing in the March 31, 1997 Annual Report to Shareholders of the PIMCO Funds: Pacific Investment Management Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

Price Waterhouse LLP

Kansas City, Missouri
July 11, 1997